UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 23, 2020, the Board of Directors (the “Board”) of Conagra Brands, Inc. (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into by and between the Company and each of its executive officers and certain other officers (collectively, the “Senior Officers”). The Indemnification Agreement memorializes the indemnification provisions contained in the Company’s Amended and Restated Bylaws (the “Bylaws”) and requires the Company to indemnify each Senior Officer under the circumstances and to the extent provided for therein, to the fullest extent permitted by the General Corporation Law of the State of Delaware, including indemnification against expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the Senior Officer in any action or proceeding arising out of such person’s services as a Senior Officer.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2020, and effective as of such date, the Board also approved an amendment to the Bylaws to permit eligible stockholders to include stockholder-nominated director candidates in the Company’s proxy materials for its annual shareholder meetings (the “Proxy Access Bylaw”). The Proxy Access Bylaw provides that any stockholder, or group of up to 20 stockholders, that has owned at least 3% of the Company’s outstanding common stock continuously for at least the previous three years may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of (i) two directors and (ii) 20% of the number of the directors then serving on the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Proxy Access Bylaw.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Conagra Brands, Inc.

10.1	Form of Senior Officer Indemnification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

Date: July 28, 2020	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General
Counsel and Corporate Secretary